UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2013

TOWER GROUP INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 4 Par-La-Ville Road

Hamilton HM 08, Bermuda

(Address of principal executive office)

(441)-279-6611

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01 Other Events.

As previously announced by Tower Group International, Ltd. (the “Company”), on March 13, 2013, the Company and Tower Group, Inc. (“TGI”) consummated the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of July 30, 2012, by and among the Company, TGI and certain other parties, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 8, 2012 (as so amended, the “Merger Agreement”). In connection with the Merger, the Company, then known as Canopius Holdings Bermuda Limited (“CHBL”), was re-named Tower Group International, Ltd. and became the ultimate parent company of TGI, with TGI becoming its indirect wholly owned subsidiary. Prior to the consummation of the merger, TGI, Canopius Group and TGIL effected a restructuring of the insurance operations of TGIL, such that, as of the effective time, TGIL continued to own certain business and assets identified by the parties and transferred to Canopius Group all other business and assets of TGIL.

This Current Report on Form 8-K is being filed to include audited historical financial information and unaudited pro forma financial information for the Company. For accounting purposes, the Merger was treated as a “reverse acquisition” of the Company by TGI, which was considered the accounting acquirer, and the financial statements of TGI became the historical financial statements of the Company.

The consolidated financial statements of the Company as of December 31, 2012 and 2011 and for the three years ended December 31, 2012, 2011 and 2010, including the accompanying notes to the consolidated financial statements, are incorporated herein by reference to Exhibit 99.1 hereto.

The unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2012 giving effect to the Merger, the restructuring and third party sale by Canopius Group of 100% of its equity ownership of the Company and the notes related thereto, are incorporated herein by reference to Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Consolidated financial statements of Tower Group International, Ltd. as of December 31, 2012 and 2011 and for the three years ended December 31, 2012, 2011 and 2010 and the Report of Independent Registered Public Accounting Firm.

99.2	Unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2012 giving effect to the Merger, the restructuring and third party sale by Canopius Group of 100% of its equity ownership of the Company and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: March 28, 2013

TOWER GROUP INTERNATIONAL, LTD.

	By:	/s/ William E. Hitselberger
	Name:	William E. Hitselberger
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consolidated financial statements of Tower Group International, Ltd. as of December 31, 2012 and 2011 and for the three years ended December 31, 2012, 2011 and 2010 and the Report of Independent Registered Public Accounting Firm.

99.2	Unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2012 giving effect to the Merger, the restructuring and the third party sale by Canopius Group of 100% of its equity ownership of the Company and the notes related thereto.